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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 5, 2003



                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          Delaware                          001-15149                             42-0991521
(State or other jurisdiction        (Commission File Number)           (IRS Employer Identification No.)
      of incorporation)


                     2140 Lake Park Blvd.
                      Richardson, Texas                                           75080
           (Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code: (972) 497-5000



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Item 9. Regulation FD Disclosure.

         On February 5, 2003, Lennox International Inc. (the "Company") issued a press release reporting its financial results for the quarter and year ended December 31, 2002. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and hereby incorporated by reference.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LENNOX INTERNATIONAL INC.


Date: February 7, 2003                 By: /s/ Richard A. Smith
                                           ---------------------------------
                                       Name:  Richard A. Smith
                                       Title: Executive Vice President, Chief
                                              Financial Officer and Treasurer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
99.1                --    Press release dated February 5, 2003 issued by Lennox
                          International Inc.